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                                                                    Exhibit 10.4


                                  REVOLVER NOTE

$3,500,000                                                      January 7, 1997
                                                              Chicago, Illinois

         1. Loan Amount. FOR VALUE RECEIVED, HOUTEX METALS COMPANY, INC., a Texas corporation ("Maker"), hereby promises to pay to the order of LASALLE NATIONAL BANK, a national banking association ("Lender"), the principal sum of Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000), or such portion thereof as is now or hereafter disbursed and remains unpaid, at the place and in the manner hereinafter provided, together with interest thereon at the rates described below.

         2. Definitions. As used in this Note, the following terms shall have the meanings set forth in this Section 2. Any capitalized terms used in this Note and not defined herein shall have the meanings ascribed thereto in the Loan Agreement (as defined below).

            "Business Day" means any day other than a Saturday, Sunday or other day on which Lender is closed.

            "Default Rate" means the per annum rate of interest equal to 4% plus the Prime Rate in effect from time to time.

            "Event of Default" has the meaning ascribed thereto in Section 10 below.

            "Extended Maturity Date" means September 30, 1997.

            "Floating Rate" means the per annum rate of interest equal to 1.0% plus the Prime Rate in effect from time to time.

            "Loan" means the indebtedness owing by Maker to Lender and evidenced by this Note.

            "Loan Agreement" means that certain Loan Agreement of even date herewith among Lender, Maker and MMI governing the disbursement and administration of, and various other matters concerning, the Loan, as the same may be amended or otherwise modified from time to time.

             "Maturity Date" means June 30, 1997.

             "MMI" means Metal Management, Inc., a Delaware corporation and sole shareholder of Maker.

             "Prime Rate" means the per annum rate of interest announced or published publicly from time to time by Lender at its principal place of business in Chicago, Illinois, as itsprime or equivalent rate of interest, which rate is not necessarily the lowest rate of interest charged by Lender with respect to commercial loans.

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         3.       Floating Rate; Calculation of Interest.

                  (a) Except as otherwise provided in this Note, interest shall accrue on the balance of principal remaining from time to time unpaid under this Note during each calendar month (whether full or partial) prior to the Maturity Date (or the Extended Maturity Date, if applicable) at the Floating Rate. The Floating Rate shall change concurrently with any changes in the Prime Rate and Lender shall not be obligated to notify Maker of any such changes.

                  (b) Interest shall be (i) computed on the basis of a year consisting of 360 days and (ii) payable for the actual number of days during the period for which interest is being charged.

         4. Payments of Interest and Principal. Payments of principal and interest due under this Note, if not sooner declared to be due in accordance with the provisions hereof, shall be made as follows:

                  (a) Accrued and unpaid interest on the outstanding principal balance of this Note shall be payable in arrears on the first Business Day of each calendar month beginning on the first Business Day of February 1997.

                  (b) The unpaid principal balance of this Note and all accrued interest thereon and any other sums due and owing to Lender by Maker under the Loan Documents shall be due and payable in full on the Maturity Date (or the Extended Maturity Date, if applicable).

                  (c) Maker shall have the right (the "Extension Right") to extend the term of this Note for one additional three month period commencing on the Maturity Date, with the final payment of the unpaid principal balance of this Note, if not sooner declared to be due in accordance with the terms hereof, together with all accrued and unpaid interest thereon, to be due and payable in full on the Extended Maturity Date, upon and subject to the following terms, provisions and conditions:

                           (i) Maker shall give written notice (the "Extension
                  Notice") to Lender of its election to exercise the Extension Right no later than May 31, 1997;

                           (ii) Concurrently with the delivery of the Extension
                  Notice, Maker shall pay to Lender a nonrefundable extension fee equal to $25,000; provided, however, that if MMI also exercises its Extension Right pursuant to the terms and conditions of the Term Note, the aggregate extension fee due and payable by Maker and MMI under this Note and the Term Note shall equal $25,000;

                           (iii) No Event of Default or event or circumstance
                  that with the passage of time, the giving of notice or both would constitute an Event of Default exists as of the date on which the Extension Notice is delivered or on the Maturity Date.

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                           (iv) Except as expressly provided to the contrary in
                  this Note or the Loan Agreement, all of the other terms, provisions and conditions of this Note and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, including, without limitation, the obligation to make monthly payments of interest at the then applicable rate(s) of interest;

                           (v) There shall have been no material adverse change
                  in the projected income and expenses of the Individual Guarantors in the aggregate or Maker, or in any other material financial information provided by Maker or the Individual Guarantors to Lender.

                  (d) This is a revolving credit facility and any portion of the principal balance of this Note that is repaid may thereafter be reborrowed, subject to the terms and conditions set forth in the Loan Agreement.

         5. Application. All payments and prepayments on account of the Loan shall be first applied to accrued and unpaid interest on the unpaid principal balance of this Note, second, to all other sums (other than principal) then due Lender hereunder or under any of the other Loan Documents, and third, to the outstanding balance of the Loan.

         6. Default Rate. After maturity or the earlier acceleration of the indebtedness evidenced by this Note, or if said indebtedness has not been accelerated, during any period in which an Event of Default exists under this Note, Maker shall pay interest on the balance of principal remaining unpaid during any such period at the Default Rate then in effect under this Note. The interest accruing under this Section shall be immediately due and payable by Maker to the holder of this Note and shall be additional indebtedness evidenced by this Note.

         7. Late Charge. In the event any payment of interest or principal due hereunder is not made when such payment is due in accordance with the terms hereof, then, in addition to the payment of the amount so due, Maker shall pay to Lender a "late charge" of five cents for each whole dollar so overdue to defray part of the cost of collection and handling such late payment. Maker agrees that the damages to be sustained by the holder hereof for the detriment caused by any late payment is extremely difficult and impractical to ascertain, and that the amount of five cents for each one dollar due is a reasonable estimate of such damages, does not constitute interest, and is not a penalty.

         8. Prepayment. Maker reserves the right, without cost, premium or penalty, to prepay all or any part of the indebtedness evidenced by this Note at any time and from time to time.

         9. Loan Documents. This Note is the "Revolver Note" referred to in the Loan Agreement and is secured by the liens, security interest and encumbrances created by the Loan Documents. Reference is hereby made to the Loan Documents (which are incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a statement of the covenants and agreements contained therein, a statement of the rights, remedies, and security afforded thereby, and all matters therein contained.


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         10. Events of Default. The occurrence of a HouTex Event of Default under the terms of the Loan Agreement shall constitute an "Event of Default" under this Note.

         11. Remedies. At the election of the holder hereof, and without notice, the principal balance remaining unpaid under this Note, and all unpaid interest accrued thereon, shall be and become immediately due and payable in full upon the occurrence of any Event of Default. Failure to exercise this option shall not constitute a waiver of the right to exercise same in the event of the continuation of such Event of Default or any subsequent Event of Default. No holder hereof shall, by any act of omission or commission, be deemed to waive any of its rights, remedies or powers hereunder or otherwise unless such waiver is in writing and signed by the holder hereof, and then only to the extent specifically set forth therein. The rights, remedies and powers of the holder hereof, as provided in this Note and in all of the other Loan Documents are cumulative and concurrent, and may be pursued singly, successively or together against Maker and the Individual Guarantors and any security given at any time to secure the repayment hereof, all at the sole discretion of the holder hereof. If any suit or action is instituted or attorneys are employed to collect this Note or any part thereof, and Lender succeeds in obtaining any judgment or other relief sought, Maker promises and agrees to pay all costs of collection, including reasonable attorneys' fees and court costs.

         12. Waivers. Maker and all others who now or may at any time become liable for all or any part of the obligations evidenced hereby, expressly agree hereby to be jointly and severally bound and (i) waive and renounce any and all homestead, redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness evidenced by this Note or by any extension or renewal hereof; (ii) except for notices and demands expressly provided for under this Note or any of the other Loan Documents, waive presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor, and notice of protest; (iii) waive any and all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default, or enforcement of the payment hereof or hereunder, except for notices and demands expressly provided for under this Note or any of the other Loan Documents; (iv) waive any and all lack of diligence and delays in the enforcement of the payment hereof; (v) agree that the liability of each Maker, guarantor, endorser or obligor shall be unconditional and without regard to the liability of any other person or entity for the payment hereof, and shall not in any manner be affected by any indulgence or forbearance granted or consented to by Lender to any of them with respect hereto; (vi) consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by Lender with respect to the payment or other provisions hereof, and to the release of any security at any time given for the payment hereof, or any part thereof, with or without substitution, and to the release of any person or entity liable for the payment hereof; and (vii) consent to the addition of any and all other makers, endorsers, guarantor, and other obligors for the payment hereof, and to the acceptance of any and all other security for the payment hereof, and agree that the addition of any such makers, endorsers, guarantors or other obligors, or security shall not affect the liability of Maker, any guarantor and all others now liable for all or any part of the obligations evidenced hereby.

         13. Business Loan. The Loan is a business loan which comes within the purview of Section 205/4, paragraph (1)(c) of Chapter 815 of the Illinois Compiled Statutes, as amended.

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Maker agrees that the obligation evidenced by this Note is an exempted transaction under the Truth In Lending Act, 15 U.S.C., Section 1601, et seq.

         14. Time of the Essence. Time is of the essence hereof.

         15. Governing Law; Modification. This Note is governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the statutes, laws and decisions of the State of Illinois. This Note may not be changed or amended orally but only by an instrument in writing signed by the party against whom enforcement of the change or amendment is sought.

         16. No Partnership. Lender shall not be construed for any purpose to be a partner, joint venturer, agent or associate of Maker or of any partner, lessee, operator, concessionaire or licensee of Maker in the conduct of their respective businesses, and by the execution of this Note, Maker agrees to indemnify, defend, and hold Lender harmless from and against any and all damages, costs, expenses and liability that may be incurred by Lender as a result of a claim that Lender is such partner, joint venturer, agent or associate.

         17. Delivery of Note. This Note has been made and delivered at Chicago, Illinois and all funds disbursed to or for the benefit of Maker will be disbursed in Chicago, Illinois.

         18. Binding Obligation. The obligations and liabilities of Maker under this Note shall be binding upon and enforceable against Maker and its successors and assigns. This Note shall inure to the benefit of and may be enforced by Lender, its successors and assigns.

         19. Invalid Provisions. If any provision of this Note is deemed to be invalid by reason of the operation of law, or by reason of the interpretation placed thereon by any administrative agency or any court, the validity and enforceability of the remaining provisions, or portions or applications thereof, shall not be affected thereby and shall remain in full force and effect.

         20. JURISDICTION AND VENUE. MAKER HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY MAKER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS, OR THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS OR,

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IF LENDER INITIATES SUCH ACTION, ANY COURT IN WHICH LENDER SHALL INITIATE SUCH
ACTION AND WHICH HAS JURISDICTION. MAKER HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY LENDER IN ANY OF SUCH COURTS, AND HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO MAKER AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT PURSUANT TO THE LOAN AGREEMENT. MAKER WAIVES ANY CLAIM THAT CHICAGO, ILLINOIS OR THE NORTHERN DISTRICT OF ILLINOIS IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD MAKER, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, MAKER SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY LENDER AGAINST MAKER AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR MAKER SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY LENDER, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY LENDER, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND MAKER HEREBY WAIVES THE RIGHT, IF ANY, TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

         21. WAIVER OF RIGHT TO JURY TRIAL. LENDER AND MAKER ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS NOTE OR THE OTHER LOAN DOCUMENTS OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREIN AND THEREIN WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND THEREFORE, THE PARTIES AGREE THAT ANY COURT PROCEEDING ARISING OUT OF ANY SUCH CONTROVERSY WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

         IN WITNESS WHEREOF, Maker has executed this Note as of the day and year first written above.

                                 HOUTEX METALS COMPANY, INC., a Texas
                                 corporation

                                 By: /s/ Gerard M. Jacobs
                                     ----------------------------------
                                 Title: Vice President
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